Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement dated May 1, 2024 to the current statutory prospectus, initial summary prospectus and updating summary prospectus for Investment Edge® 15.0

This Supplement modifies certain information in the above-referenced prospectus, initial summary prospectus and updating summary prospectus (together the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The prospectus, initial summary prospectus and updating summary prospectus are hereby incorporated by reference, respectively. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus.

Income Edge Payment Program

All versions of the Income Edge payment program will not be available for contracts with applications signed on or after August 19, 2024. This includes:

•	Income Edge — the standard form of Income Edge payment program.

•	Income Edge Early Retirement Option — available for election by contract holders under the age of 59 1/2.

•	Income Edge Beneficiary Advantage — available for election by (a) Investment Edge® NQ contract death beneficiaries and (b) beneficiaries of non-qualified deferred annuity contracts not issued by the Company.

Please read the Prospectus accordingly.

IE 15 NB	Catalog No. 800145 (5/24)
(#826927)